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CREDIT MANAGEMENT

Paul Makowski
Senior Vice President – Chief Credit Officer

January 21-22, 2003

CREDIT RISK MANAGEMENT

- Credit risk management is a core competency
- Developed and managed company-wide, with common data structure and platforms
- State-of-the-art scoring and segmentation techniques
- Strategic support for batch and real time decisions
- A wealth of technological tools to facilitate implementation of complex strategies

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SKILLS INVENTORY

- 700 professionals with analytic expertise
- Engaged in
  - Scorecard development
  - Customer analytics
  - Strategy implementation
  - Collections analytics
  - Underwriting decision trees
  - Loss forecasting
  - Underwriting and collections support
- Managers all have minimum of 10 years experience; almost all have MBA+

BUSINESS UNIT CREDIT RISK

Underwriting Practices

- Real Estate Loans
  - No auto decisioning
  - All loans are graded on multiple measurements (i.e., LTV, DTI, etc.)
  - Objective, centralized appraisal process
- Private Label
  - 90% automated
  - Incomplete applications are referred for credit review
- Credit Cards
  - Proprietary prospect database
  - Custom risk attributes and models
  - Screen all responses on back-end

BUSINESS UNIT CREDIT RISK

Underwriting Practices

- Other Unsecured Products
  - 70% automated
  - Judgmental decisions are made by experienced underwriters at central location
- PHL
  - Judgmental decisions are made by experienced underwriters at central locations
- Auto Finance
  - Decisions are based on a mix of FICO, custom score, judgment and policy rules

DECISION SUPPORT TECHNOLOGY

Common Underwriting Tool

- Complex strategies in champion/challenger mode
- Can use multiple input sources, not just credit bureau
- Can test logic by analyst at desktop
- Common inputs and outputs company wide, yet allows specific business customization
- Creates outputs ready for future model development
- Supports cross business solicitation
- Offers can be made by multiple businesses with their proprietary strategies with one pass

CORPORATE CREDIT MISSION

- Provide corporate oversight of:
  - Scorecards
  - Underwriting
  - Account management
  - Promotions and mailings
  - Collections
  - Privacy practices
- Foster best practices:
  - Manage communications and meetings on best practices
  - Work with each business to improve processes and technology
- Manage corporate initiatives:
  - Restructure policy changes
  - Homebase to Datahouse
  - Fraud
  - Scoring utility
  - Collections assessments
  - Cross selling
  - Loss forecasting
  - Strategyware implementation
  - Credit bureau management
  - Privacy
  - Analytic databases

STRATEGIC CREDIT PROCESSES

- Credit Extension Program Approval for direct mail and other programs with large exposure
- Test and Learn: A culture of controlled experimentation
- Budgeting and Forecasting: Independent forecasting of delinquency and loss for comparison/validation of decentralized business unit projections
- Portfolio Review: Periodic reviews and issue specific reviews
- Risk Assessment: Lower risk tolerance across all areas of business

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FORECASTING APPROACH

- Loss and delinquency is independently forecast by Business Units and Corporate, then reconciled. Process is repeated each quarter.
- Top Down Corporate Forecast - Baseline of constant "Lagged Charge-off Rate" adjusted for economic conditions, mixed seasoning and management actions.
- Bottom Up Business Unit Forecast - Baseline of segmented roll rate and vintage and management consensus adjusted for economic conditions and management actions.
- Reconciled and consensus outlook jointly reviewed with senior management.

RESTRUCTURE POLICIES

Overview

- Restructure policies are an inherent part of value proposition for our customers, for which they pay above bank prices
- Not intended to defer credit loss recognition or to overstate net income
- Allows customers to recover from "bumps in the road" and to preserve credit bureau information
- Allows collectors to work on higher-risk accounts that have not indicated a willingness and/or ability to pay
- Policies have been consistently applied and are appropriate for each product

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LOAN RESTRUCTURING

Restructuring and the Marketplace

Wall Street Journal, Friday, November 1, 2002

- "Fannie Mae… is allowing (customer) to skip some payments"
- "The program's flexibility may actually help reduce defaults and foreclosures…and helps consumers stay in their homes"
- "Lenders also approve…and see it as benefiting people with irregular income streams or relieving situations in which people are temporarily cash-strapped

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RESTRUCTURING CONTROLS

- Accounts must meet performance criteria to be eligible for restructuring
- Collectors incented on "promises to pay" and dollars collected
- Only experienced collectors may provide restructuring as a collection option/strategy
- Audits to ensure adherence to policy
- Restructuring stock and volume monitoring
- Restructured accounts carry higher reserves

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RESTRUCTURE STOCKS

($ Millions)	12/31/02	6/30/02	12/30/01
Total Domestic Portfolio			
Never restructured	84.4%	83.3%	83.1%
Restructured in the last 6 mos.	6.5	7.4	9.0
Restructured in the last 7-12 mos.	4.1	5.1	3.6
Previously restructured	5.0	4.2	4.3
Total Restructured	15.6%	16.7%	16.9%
Total	100.0%	100.0%	100.0%
Total Restructured by Product			
Real Estate Secured	$8,473.2	$ 8,778.2	$ 8,667.1
Auto Finance	1,242.9	1,189.2	959.3
MasterCard/Visa	540.8	535.4	512.5
Private Label	1,255.4	1,237.5	1,332.4
Personal Non-Credit Card	3,768.1	4,195.1	4,191.5
Total	$15,280.4	$15,935.4	$15,662.8

LOWERING THE RISK PROFILE

We Have Prepared for an Economic Slowdown

- Emphasized real estate secured loans
- Increased collectors by 50%
- Tightened underwriting policy criteria
- Reduced credit lines in U.S. credit card businesses
- Eliminated unsecured loans to renters in U.S. branches
- Continuous strengthening of risk modeling capabilities
- Real-time monitoring of account performance

LOWERING THE RISK PROFILE

(%)



69
31
57
43
'97
'02
Unsecured
Real Estate Secured

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ACTIONS TAKEN - UNDERWRITING

- Eliminated highest risk populations from credit solicitations (i.e. renters)
- Tightened underwriting policy criteria
  - Increased cutoffs
  - Raised minimum disposable income
  - Reduced initial credit lines
- Tightened lending authority and exception policies
  - Centralized lending authority
  - Reduced exception authority
  - Lowered lending authority
- Significantly improved existing risk models and introduced new ones

ACTIONS TAKEN – PORTFOLIO MANAGEMENT

- Converted unsecured loans to secured position
- Expanded credit line decrease programs.
- Focused on retaining and up-selling low risk accounts
  - Outbound campaigns
  - Inbound campaigns
- Significantly reduced contingent liabilities in credit card businesses.

ACTIONS TAKEN - COLLECTION

Focused on Collections

- Legendary Performance Incentive Program - sponsored by CEO
- Customer Treatment Decision Tools
  - Best time to call
  - Treatment optimization
  - Adaptive control software
- Contact management database

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ACTIONS TAKEN - COLLECTIONS

Dramatically increased the number of collectors both prior to the actual recession and after 9/11.



Collectors - Headcount All Businesses
Headcount (FTE)
6500
6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
'01 Recession officially began
Jan-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02

MANAGING THROUGH THE RECESSION

- However, losses rose less than the benchmark – U.S. bankruptcy filings.
- Resilient performance was the result of preemptive management action.



Comparison Lagged Charge-off rate and U.S. Bankruptcy filings
Lagged Charge-off Rate
U.S. Bankruptcy Filings
6.0%
5.5%
5.0%
4.5%
4.0%
420,000
385,000
350,000
315,000
280,000
Q1 00
Q3 00
Q1 01
Q3 01
Q1 02
Q3 02
Lagged Charge-off Rate
U.S. Bankruptcy Filings

SUMMARY

- Credit risk management skills, practices and technologies are "best in class"
- Accurate loss forecasts have enabled the company to prepare for the weak economy
- The company has continued to outperform the industry